                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

NetSilicon, Inc.
Waltham, MA


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated February 23, 2001 relating to the financial statements of NetSilicon, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended January 31, 2001. We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                           /s/ BDO Seidman, LLP



Boston, Massachusetts
May 30, 2001